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                           SMITH BARNEY FUNDS, INC.
                               On behalf of the
                 Smith Barney Short-Term High Grade Bond Fund

                       Supplement dated May 10, 2002 to
                        Prospectus dated April 30, 2002

   The following revises and supersedes, as applicable, the information in the Prospectus under "Exchanging shares."

   Exchanges of Class A shares are subject to minimum investment requirements (except for systematic investment plan exchanges) and all shares are subject to the other requirements of the fund into which exchanges are made. If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.



FD 02945